                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 15, 1999

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                                   e-Net, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                        000-20865            52-1929282
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(State or other jurisdiction       (Commission         (I.R.S. Employer
      of incorporation)            File Number)       Identification No.)


                  12800 Middlebrook Road, Germantown, MD 20874
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (301) 601-8700

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                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 is a press release issued by e-Net, Inc. dated September 15, 1999, which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

          99.1      Press release dated September 15, 1999







                                       2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 23, 1999

                                        e-Net, Inc.



                                        By:  /s/ Donald J. Shoff
                                             ----------------------------------
                                             Donald J. Shoff
                                             Vice President of Finance and
                                             Chief Accounting Officer








                                       3.

                                 EXHIBIT INDEX

Exhibit
Number         Description
- ------         -----------

99.1          Press release dated September 15, 1999








                                       4.